UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2023 (August 11, 2023)

TG Venture Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1390 Market Street, Suite 200

San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVC.U	Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TGVC.W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 11, 2023, TG Venture Acquisition Corp. (the “Company”) received a letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of the Company’s securities for the last 30 consecutive business days and its number of publicly held securities, the Company no longer meets Nasdaq Listing Rule 5450(b)(2)(A), which requires listed companies to maintain a minimum Market Value of Listed Securities (“MVLS”) of at least $50,000,000 .

Nasdaq Listing Rule 5810(c)(3)(C) provides a compliance period of 180 calendar days, or until February 7, 2024 (the “Compliance Date”), in which to regain compliance with the requirement. If the Company’s MVLS is $50,000,000 or more for a minimum of 10 consecutive business days during the 180-day compliance period, Nasdaq will provide written notice of compliance to the Company. If the Company fails to regain compliance with the Nasdaq continued listing standards, Nasdaq will provide notice to the Company that its securities are subject to delisting. The Company would then be entitled to appeal the delisting determination to a Nasdaq hearings panel.

The notification has no immediate effect on the listing of the Company’s securities on the Nasdaq Global Market. The Company intends to actively monitor its MVLS between now and the Compliance Date, and may, if appropriate, evaluate available options including applying for a transfer to The Nasdaq Capital Market to resolve the deficiency and regain compliance with the MVLS requirement. While the Company is exercising diligent efforts to maintain the listing of its securities on Nasdaq Global, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq Global listing stadnards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

By:	/s/ Patrick Tsang
	Name:	Pui Lan Patrick Tsang
	Title:	Chief Executive Officer and Director

Dated: August 16, 2023